SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by Registrant / X /
Filed by Party other than the Registrant
/ / Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential for Use of the Commission Only
    [as permitted by Rule 14a-6(e)(2)]
/ X / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                               [X] NO FEE REQUIRED
   / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
/ / Fee paid previously with preliminary materials
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
                                 132 PENN AVENUE
                           TELFORD, PENNSYLVANIA 18969


April 30, 2003

Dear Stockholder,

           You are cordially invited to attend Environmental Solutions Worldwide's Annual Meeting of Stockholders on Thursday June 12, 2003. The meeting will begin promptly at 11:00 A.M. local time, at The Sheraton Bucks County, 400 Oxford Valley Road, Langhorne, PA 19047.

           The official Notice of Annual Meeting of Stockholders, Proxy Statement, form of proxy and 2002 Annual Report to Stockholders are included with this letter. The matters listed in the Notice of Annual Meeting of Stockholders are described in detail in the Proxy Statement.

           Your vote is important. Whether or not you plan to attend the annual meeting, I urge you to complete, sign and date the enclosed proxy card and return it in the accompanying envelope as soon as possible so that your stock may be represented at the meeting.


                                                 Sincerely,


                                                 /s/ JOHN A. DONOHOE, JR.
                                                 ------------------------
                                                 John A. Donohoe, Jr.
                                                 CHAIRMAN, CEO AND PRESIDENT

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
                   132 PENN AVENUE TELFORD, PENNSYLVANIA 18969



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 12, 2003

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Environmental Solutions Worldwide, Inc. (the "Company") will be held at The Sheraton Bucks County, 400 Oxford Valley Road, Langhorne, Pennsylvania 19047 on June 12, 2003, at 11:00(the "Meeting"), for the following purposes:

(1) To elect seven (7) directors to serve for the ensuing year or until their successors are elected and have been qualified.

(2) To ratify the appointment of Goldstein & Morris, Certified Public Accountants P.C. as the independent public accountants for the Company's fiscal year ending December 31, 2003.

(3) Such other business as may be properly brought before the meeting or any adjournments thereof.

Only those shareholders who were shareholders of record at the close of business on May 1, 2003 will be entitled to notice of, and to vote at the Meeting or any adjournment thereof. If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, the shares will not be voted. Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by the proxy card will be voted as recommended by the Board of Directors. The Company's Board of Directors solicits proxies so each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting.

                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/ JOHN A. DONOHOE, JR.
                                              ----------------------------------
                                              JOHN A. DONOHOE, JR.
                                              CHAIRMAN, CEO AND PRESIDENT

TELFORD, PENNSYLVANIA
April 30, 2003

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.

                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 12, 2003


           This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Environmental Solutions Worldwide, Inc. ("ESW" or the "Company") for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the SHERATON BUCKS COUNTY, 400 OXFORD VALLEY ROAD, LANGHORNE, PENNSLYVANIA 19047 on June 12, 2003 AT 11:00 A.M. and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Your proxy is requested, whether or not you attend in order to assure maximum participation and to expedite the proceedings.

           At the Annual Meeting, stockholders will be requested to act upon the matters set forth in this Proxy Statement. If you are not present at the meeting, your shares can be voted only when represented by proxy. The shares represented by your proxy will be voted in accordance with your instructions if the proxy is properly signed and returned to the Company before the Annual Meeting. You may revoke your proxy at any time prior to its being voted at the Annual Meeting by delivering a new duly executed proxy with a later date or by appearing and voting in person at the Annual Meeting. It is anticipated that this Proxy Statement and accompanying proxy will first be mailed to the Company's stockholders on or about MAY 7, 2003. The Company's 2002 Annual Report to its stockholders on form 10-KSB, filed electronically (EDGAR System) with the Securities and Exchange Commission on March 19, 2003 is also enclosed and should be read in conjunction with the matters set forth herein. The expenses incidental to the preparation and mailing of this proxy material are being paid by the Company. In addition to solicitation of proxies by mail, solicitations may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid for such solicitation and no solicitation is planned beyond the foregoing. The Company will request brokers and nominees who hold stock in their names to furnish proxy materials to beneficial owners of such shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

           Abstentions and broker non-votes will be counted toward determining whether a quorum is present.

           The principal executive offices of the Company are located at 132 Penn Avenue Telford, Pennsylvania 18969. The telephone number is (215) 721-2188.

OUTSTANDING SHARES AND VOTING RIGHTS

           The only security entitled to vote at the Annual Meeting is the Company's common stock, par value $0.001 per share (the "Common Stock"). The Board of Directors has fixed May 1, 2003 at the close of business, as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. At April 30, 2003 there were 48,805,136 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote at the Annual Meeting. In accordance with the Company's Amended Articles of Incorporation and By-laws, one-third of the shares of Common Stock outstanding and entitled to vote, which are represented at the Annual Meeting, in person or by proxy, will constitute a quorum. In accordance with the Amended Articles of Incorporation of the Company, provided a quorum of issued and outstanding shares entitled to vote are present in person or by proxy, a majority vote in favor of the proposals presented to Stockholders is required for approval of the agenda items.

                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

           The Board of Directors of the Company proposes that the Company's current directors standing for re-election be elected as directors and serve until the next Annual Meeting of the Stockholders and continue until their successors are elected and qualified. Unless authority is withheld on the proxy it is the intention of the proxy holder to vote for the persons standing for election named below.

           Certain information concerning the directors and the executive officers of the Company is set forth in the following table and in the paragraphs following. Information regarding each such director's and executive officer's ownership of voting securities of the Company appears in "Securities Ownership of Certain Beneficial Owners and Management" below.


       NAME              CURRENT POSITION WITH COMPANY            DIRECTOR SINCE
       ----              -----------------------------            --------------
John A. Donohoe, Jr.     Chairman, Chief Executive Officer        November 2001
                              And President
Robert R. Marino         Vice President - Finance                 November 2001
                              And Director
Nitin Amersey            Director                                 January 2003
Barry Gross              Director                                 January 2003
David Johnson            Director                                 September 2000
Bengt G. Odner           Director                                 September 2000
William J. Sifer         Director                                 January 2003


INDIVIDUALS STANDING FOR ELECTION

           JOHN A DONOHOE, JR., age 48, was elected as a director in November 2001. He was appointed Chairman of the Company in October 2002 and President and Chief Executive Officer in July 2002. Mr. Donohoe was a member of the Board of Directors of MedQuist Inc., a NASDAQ Company from January 1996 through March 2002. Mr. Donohoe joined MedQuist Inc. in May 1994 as Executive Vice President of the transcription division when MedQuist acquired Transcriptions Ltd., and became Chief Operating Officer in November 1995 and President in 1998. Mr. Donohoe had been employed by Transcriptions, Ltd. since 1974 serving in numerous management capacities. Mr. Donohoe served as a member of the Board of Directors of Medical Transcription Industry Alliance from 1995 to 1999. Mr. Donohoe attended Lebanon Valley College in Annville, Pennsylvania.

           ROBERT R. MARINO, age 48, was elected as a director in November 2001. He currently serves as the Company's Vice President - Finance and is President of the Company's wholly owned subsidiary, ESW America, Inc. Mr. Marino has an extensive background in the field of combustion engine emissions, combustion engine emission control technologies as well as government regulations associated with federal certification and compliance of those technologies. Mr. Marino founded Air-Testing Services in 1983 and Applied Diesel Technology in 1993. Applied Diesel Technology focused on the design and development of advanced emissions control technologies for diesel engines. Mr. Marino holds a BS C degree from Allentown College.

           NITIN AMERSEY, age 51, has over thirty years of experience in international trade, marketing and corporate management. Mr. Amersey was elected as a director in November 2002 and has served as a member of the Company's board since January 2003. He has successfully developed and implemented corporate strategic and financial plans for a wide variety of companies. Since 1978, Mr. Amersey has been President of Scothalls Limited, a general trading agency firm. Mr. Amersey has served as President of Circle Tex Corp., a web site development and management firm since 2001. From 1988 to 2000, he was Chairman and CEO of The Caribbean Sea Island Cotton Company Ltd. He is also a partner of Amersey Damoder, a raw cotton merchant firm, located in Bombay, India. Mr. Amersey is also Chairman of Door to Door Settlement Services Inc., a real estate notary firm. Mr. Amersey is Chairman and CEO of Ugomedia Interactive Corp. an Over the Counter Bulletin Board company. Mr. Amersey has a Masters of Business Administration degree from the University of Rochester, Rochester, N. Y. and a Bachelor of Science in Business from Miami University, Oxford, Ohio.

           BARRY L. GROSS, age 50, was elected as a director in November of 2002 and has served as a member of the Company's board since January 2003. Mr. Gross has been actively engaged in the practice of law as a civil litigation attorney. In 1982, he helped to found Stief, Waite, Gross, Sagoskin & Gilman, P.C., located in Newtown, Pennsylvania, where he has been engaged for the past twenty years. Mr. Gross is a shareholder in the professional corporation and has served as its President for the past ten years. Mr. Gross is a member of numerous professional organizations, including the American Bar Association, American Trial Lawyers Association, Pennsylvania Bar Association and Pennsylvania Trial Lawyers Association. He recently received the distinction of being named as Master Attorney in the American Inns of Court. Mr. Gross received his Bachelor of Arts degree in Political Science, Magma Cum Laude, from Temple University in 1974. He also attended Temple University School of Law and received his Juris Doctor degree in 1978.

           DAVID JOHNSON, age 41, served as the Company's Chief Operating Officer from August 2000 through November 2001. Mr. Johnson was elected as a director in September 2000. In addition to serving as a director, he is also serving as President of the Company's wholly owned subsidiary, ESW Canada, Inc. He has been a consultant for Ventura Auto Collision in Concord, Ontario since 1999. From 1989 to 1999, Mr. Johnson was a strategy and marketing consultant to National Warehousing, Inc. Toronto, Ontario. Mr. Johnson attended Tollgate Tech. Secondary, Mohawk Collage and Devry Institute of Technologies.

           BENGT G. ODNER, age 50, has served as a director of the Company since September 2000. He had served as the Company's Chairman from September 2000 through October 2002. Mr. Odner has also served as Chief Executive Officer from August 1999 to September 2000 and as interim Chief Executive Officer from February 2002 to July 2002. On September 12, 2000, Mr. Odner was elected to the Board of Directors and appointed Chairman. Mr. Odner is a director of Crystal Fund Ltd., a Bermuda mutual fund, and has been a director of Crystal Fund Managers, Ltd. since 1996. From 1990 through 1995, Mr. Odner was the Chairman of Altus Nord AB, a property holding company specializing in Scandinavian properties and a wholly owned subsidiary of Credit Lyonais Bank Park. Mr. Odner holds a masters degree in Business Administration from Babson College.

           WILLIAM J. SIFER, age 46, was elected as a director in November 2002 and has served as a member of the Company's board since January 2003. He has been a Certified Public Accountant since February 1980. He is a member of the American Institute of Certified Public Accountants, a member of the Pennsylvania Institute of Certified Public Accountants and a member of the Bucks County Association of Certified Public Accountants. Mr. Sifer worked for a large regional CPA firm from 1979 until 1983 becoming a senior accountant before leaving to form deGrouchy, Sifer & Company with John G. deGrouchy, CPA. Since January 1986, he has served as managing partner of deGrouchy, Sifer & Company, a mid-sized regional Certified Public Accounting firm located in Richboro, Pennsylvania. He is also President and majority shareholder of DSC Financial Advisors, Ltd., a registered investment advisory company located in Richboro, Pennsylvania. Mr. Sifer received a BA in Accounting from Temple University in May 1978.



PROPOSAL 1: THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE SEVEN (7) NOMINATED DIRECTORS.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

           During the fiscal year ended December 31 2002, there was one meeting of the Board of Directors, of which all Directors attended. The Company has established audit, compensation and corporate governance committees.


AUDIT COMMITTEE

           The audit committee's functions include recommending the selection of the independent accountants, conferring with the independent accountants and reviewing the scope and fees of the prospective annual audit and the results of their work. The audit committee also reviews the Company's financial statements and the adequacy of the internal auditing, accounting financial controls and procedures. The Committee consists of William Sifer, Chairman, Robert Marino and Nitin Amersey.

COMPENSATION COMMITTEE

           The compensation committee reviews and approves all compensation packages given to employees and consultants, and oversees the administration of the Company's stock option plan. The Committee consists of Nitin Amersey, Chairman, William Sifer and David Johnson.

CORPORATE GOVERNANCE COMMITTEE

           The corporate governance committee is responsible for ensuring the Chief Executive Officer and staff is implementing the Company's business plan as approved by the Board of Directors. The committee further ensures that all filings and disclosures are reported in accordance with the rules and regulations as set by the Securities and Exchange Commission. The committee consists of Barry Gross, Chairman, John Donohoe and Nitin Amersey.

COMPENSATION OF EXECUTIVE OFFICERS

           The following table sets forth the compensation for each of the last three (3) fiscal years earned by the Chief Executive Officer and each of the most highly compensated executive officers (the "Named Executives").


                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION                       LONG-TERM COMPENSATION
                                                                                                         UNDERLYING
                                                      ANNUAL      OTHER         STOCK       OTHER        SECURITIES
                                   YEAR    SALARY     BONUS     COMPENSATION   AWARDS    COMPENSATION     OPTIONS
                                  ----------------------------------------------------------------------------------
NAME AND PRINCIPAL POSITION


John A. Donohoe, Jr. (1)           2002   $ 75,000   $   --
 Chairman, Chief Executive
 Officer and President



Robert R. Marino (2)               2002   $ 75,000   $   --     $    300
 Vice President - Finance          2001              $   --     $ 75,000
 Director



David Johnson (3)                  2002   $ 72,000   $   --     $    300
  Director                         2001              $   --     $117,484                                 350,000
                                   2000              $   --     $ 46,000                                 100,000

Bengt Odner (4)
                                   2001              $   --                    $   --     $   --         350,000
                                   2000              $   --                    $   --     $   --         200,000

Mark Nicole (5)
                                   2001              $   --     $ 75,000       $   --     $   --
                                   2000              $   --     $118,003       $   --     $   --         100,000

Adam M. Oliver (6)

                                   2000              $--        $  9,995       $   --     $   --         200,000

Ken Nichols (7)
                                   2001              $   --     $ 33,741       $   --     $   --


(1)       Received monthly compensation at annual rate of $75,000 beginning
          August 2002.
(2) Prior to becoming a member of the Company's Board of Directors, Mr. Marino had been issued certain restricted shares of common stock and options from the Company in connection with the sale of certain assets acquired by the Company. Mr. Marino received a total of 1,000,000 restricted shares of common stock. Additionally, he was granted 500,000 contingent options exercisable at $0.01 per share that have been exercised. Prior to 2002, Mr. Marino served as a consultant to the Company under a consulting agreement, which provided for annual compensation of $75,000 and allowed Mr. Marino to acquire 500,000 shares of common stock at $0.01 per share. In fiscal 2002, Mr. Marino became a full time employee of the Company's subsidiary, ESW America, Inc. and continues to be paid compensation of $75,000 per annum.
(3) Reflects pro-rated compensation from August 2000 through December 2000. Initially received consulting fees. Mr. Johnson subsequently became a full time employee of the Company's wholly owned subsidiary, ESW Canada, Inc. and is paid annual compensation of $72,000.
(4) Previously received reimbursement ranging from $6,000 to $8,500 monthly for verified expenses incurred on behalf of the Company.
(5) Resigned in August 2001 without any disputes or disagreements with the Company or its management.
(6) Resigned in September 2000 without any disputes or disagreements with the Company or its management.
(7) Resigned in February 2002 without any disputes or disagreements with the Company or its management.


 APPOINTMENT/RESIGNATION OF OFFICERS AND DIRECTORS

           In February 2002, Kenneth R. Nichols resigned from his positions as Chief Executive Officer and as a Director of the Company. Mr. Nichols did not have any disagreements with the Company or its management. At that time the Board of Directors appointed Bengt Odner to serve as interim Chief Executive Officer of the Company. Mr. Odner served as interim Chief Executive Officer through July 2002. In July 2002, the Board of Directors appointed John A. Donohoe, Jr. to serve as Vice Chairman and Chief Executive Officer of the Company. Subsequently, in October 2002, Mr. Odner resigned as Chairman and Mr. Donohoe was appointed to serve as Chairman. In February 2003, M. Rae Cowan resigned from his position as a Director of the Company. Mr. Cowan did not have any disagreements with the Company or its management.


OPTION GRANTS DURING FISCAL 2002

           There were no options granted to officers and directors during the fiscal year ending December 31, 2002.


OPTION EXERCISES AND HOLDINGS

           The following table sets forth information concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year with respect to each of the named directors and executives:


                          AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

                                                    NUMBER OF SHARES                      VALUE OF UNEXERCISED
                  ACQUIRED     VALUE               UNDERLYING OPTIONS                     IN-THE-MONEY OPTIONS
                ON EXERCISE   REALIZED            AT DECEMBER 31, 2002                    AT DECEMBER 31, 2002
NAME                 #           $          EXERCISABLE        UNEXERCISABLE        EXERCISABLE        UNEXERCISABLE
----                 -           -          -----------        -------------        -----------        -------------
David Johnson        -           -            350,000                -                   -                   -
Bengt Odner          -           -            350,000                -                   -                   -




REMUNERATION OF NON-MANAGEMENT DIRECTORS

           The Company does not presently compensate its directors for their attendance at meetings of the Board of Directors, however, non-management directors are reimbursed for verifiable expenses incurred during the course of service to the board and/or Company provided said expenses are approved by the Company.

THE 2002 STOCK OPTION PLAN

           The 2002 Stock Option Plan has 1,000,000 shares of common stock $0.001 par value authorized and approved by shareholders. The Plan was approved by shareholders at the Company's last annual meeting of shareholders held November 19, 2002. The 2002 Stock Option Plan is the successor plan to the 2000 Nonqualified Stock Option Plan. All stock options outstanding under the 2000 Nonqualified Stock Option Plan remain in effect according to their terms and conditions (including vesting requirements). Under the 2002 Stock Option Plan, the compensation committee may grant equity incentive awards to employees in the form of incentive stock options, non-qualified stock options, and other performance-related or non-restricted stock awards. The selection of participants in the 2002 Plan, the determination of the award vehicles to be utilized and the number of stock options or shares subject to an award are determined by the committee, in its sole discretion, within the approved allocation of shares. The committee shall determine any service requirements and/or performance requirements pertaining to any stock awards under the 2002 Plan. The Plan permits the Company to provide its employees with incentive compensation opportunities which are motivational and which afford the most favorable tax and accounting treatments to the Company. The exercise price of any ISO granted under the 2002 Plan shall not be less than the fair market value of the common stock of the Company on the date of grant. Any nonqualified options granted under the 2002 Plan shall not be less than 85% of the fair market value of the stock as of the date of grant.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           Mr. John A. Donohoe, Jr. is the owner of JADCO Enterprises, Inc., a personal holding company. JADCO, in turn, owns Sterling Limousine and Sterling Specialties, which have provided services to the Company during fiscal 2002. During the fiscal year ended December 31, 2002, the Company paid $12,612.16 to JADCO for office and secretarial services and $4,781.60 to Sterling Limousine for transportation services provided on behalf of the Company.

           Mr. Bengt G. Odner is a director of Crystal Fund Ltd. a Bermuda Mutual Fund that holds 625,000 shares of the Company's common stock. Additionally, Mr. Odner receives reimbursement for expenses incurred on behalf of the Company. Mr. Odner has disclaimed any beneficial ownership to the shares held by Crystal Fund Ltd.

           On December 5, 2000, the Company entered into an agreement with Continental Capital & Equity Corporation ("CCEC"). CCEC is a financial relations and direct marketing advertising firm specializing in the dissemination of information about publicly traded companies and agreed to market an awareness campaign about the Company until September 30, 2001. A fee of $200,000 plus the issuance of 165,000 of restricted common stock and 300,000 warrant shares of various exercise prices was paid, which expire 24 months following the effective registration of the underlying shares.

           In January 2001, the Company acquired equipment and technology from a Company in which Mr. Robert R. Marino was a shareholder. The Company paid $400,000 in cash and $100,000 in notes for the assets. Mr. Marino was issued 1,000,000 shares of restricted Company stock valued at $0.6875 per share plus contingent options valued at $0.6775 per share to purchase up to an additional 500,000 shares exercisable at $0.01. The Company entered into a consulting agreement with Mr. Marino to oversee and implement the technology acquired. The agreement was for three years and provided for annual fees of $75,000. In addition, the agreement allowed Mr. Marino to acquire 500,000 shares of common stock exercisable at $0.01 per share. Mr. Marino exercised all his options. The agreement was terminated early by mutual consent when Mr. Marino became an employee of the Company in 2002. In November 2001, Mr. Marino was elected to the Board of Directors.

           On October 10, 2002, Mr. John A. Donohoe, Jr., the Company's Chairman, Chief Executive Officer and Mr. Bengt Odner, a director of the Company converted certain loans and advances, specifically $204,000 and $200,000 respectively made by them to the Company into Units under the Company's Unit Private Placement whereby each Unit had a subscription price of $0.17 and each Unit is comprised of one share of common stock and one warrant to purchase a one half a share of common stock at $0.15. Warrants under the Unit Placement are exercisable in even lots at an aggregate exercise price for two Warrants of $0.30 for one share of common stock. Warrants are exercisable for a three-year period. Messrs. Gross and Sifer purchased 220,588 and 236,000 units respectively at the subscription price of $0.17, and received 220,588 and 236,000 warrants respectively to purchase a one half share of common stock at $0.15. Additionally, in November of 2002, Mr. Robert R. Marino converted $35,000 in moneys due him from the Company into 205,882 Units at the subscription price of $0.17 and received 205,882 warrants under the Company's Unit Private Placement.


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

           Under the securities laws of the United States, the Company's directors, executive officers, and any persons holding more than ten percent of the Company's common stock are required to report their initial ownership of the Company's common stock and any subsequent changes in their ownership to the Securities and Exchange Commission. Specific due dates have been established by the Commission, and the Company is required to disclose in this Proxy Statement any failure to file by those dates. Based upon (1) the copies of Section 16 (a) reports that the Company received from such persons for their 2002 fiscal year transactions, the Company believes there has been compliance with all Section 16
(a) filing requirements applicable to such officers, directors and ten-percent beneficial owners for such fiscal year except that Mr. Marino filed his Form 3 Initial Statement of Beneficial Ownership of Securities late. Subsequent to the end of fiscal year 2002 when they commenced serving on the board, Messrs. Sifer, Gross and Amersey filed their respective Form 3 Initial Statement of Beneficial Ownership of Securities later than the time prescribed by the Securities and Exchange Commission.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

           The following table sets forth, to the best knowledge of the Company, as of April 30, 2003, certain information with respect to (1) beneficial owners of more than five percent (5%) of the outstanding common stock of the Company,
(2) beneficial ownership of shares of the Company's common stock be each director and named executive, (3) beneficial ownership of shares of common stock of the Company by all directors and officers as a group, and (4) beneficial ownership of shares of common stock of the company by all directors and officers as a group.

           Unless otherwise noted, all shares are beneficially owned and the sole voting and investment power is held by the persons/entities indicated.

           Based upon the aggregate of all shares of common stock issued and outstanding as of April 30, 2003 in addition to shares issuable upon exercise of options or warrants currently exercisable or becoming exercisable within 60 days and which are held by the individuals named on the table.


                                    SHARES OF                    TOTAL         % OF
                                     COMMON       OPTIONS/     BENEFICIAL   COMMON STOCK
NAME OF BENEFICIAL OWNER              STOCK        OTHER      OWNERSHIP (1)  OUTSTANDING
------------------------              -----        -----      -------------  -----------
John A. Donohoe, Jr., Chairman      1,250,000     600,000      1,850,000      3.79%
      132 Penn Avenue
      Telford, PA 18969

Robert R. Marino, Director          1,440,382     102,941      1,543,323      3.16%
      132 Penn Avenue
      Telford, PA 18969

David Johnson, Director                 4,500     350,000(4)     354,500      0.73%
      132 Penn Avenue
      Telford, PA 18969

William J. Sifer, Director            236,000     118,000        354,000      0.73%
      132 Penn Avenue
      Telford, PA 18969

Barry Gross, Director                 220,588     110,294        330,882      0.68%
      132 Penn Avenue
      Telford, PA 18969




                                      -7-

                                         SHARES OF                    TOTAL             % OF
                                          COMMON       OPTIONS/      BENEFICIAL      COMMON STOCK
NAME OF BENEFICIAL OWNER                   STOCK        OTHER      OWNERSHIP (1)     OUTSTANDING
------------------------                   -----        -----      -------------     -----------

Nitin Amersey, Director                    375,000        --          375,000             0.77%
      132 Penn Avenue
      Telford, PA 18969

Bengt Odner, Director                    1,176,470     938,235(2)   2,114,705(3)          4.33%
      132 Penn Avenue
      Telford, PA 18969

M. Rae Cowan, Director                   1,331,029     343,765      1,674,794             3.43%
      132 Penn Avenue
      Telford, PA 18969

Leon D. Black 1997 Five Year Trust (5)   1,500,000        --        1,500,000             3.07%
      1301 Avenue of the Americas
      New York, NY 10019

Leon D. Black (6)                          150,000     150,000(7)     300,000             0.61%
      1301 Avenue of the Americas
      New York, NY 10019

Leon D. Black Trust UAD (8)                517,647     333,823(7)     851,470             1.74%
      11/30/92 FBO Alexander Black
      1301 Avenue of the Americas
      New York, NY 10019

Leon D. Black Trust UAD (9)                517,647     333,823(7)     851,470             1.74%
      11/30/92 FBO Benjamin Black
      1301 Avenue of the Americas
      New York, NY 10019

Leon D. Black Trust UAD (10)               517,647     333,823(7)     851,470             1.74%
      11/30/92 FBO Joshua Black
      1301 Avenue of the Americas
      New York, NY 10019

Leon D. Black Trust UAD (11)               517,647     333,823(7)     851,470             1.74%
      11/30/92 FBO Victoria Black
      1301 Avenue of the Americas
      New York, NY 10019

All current directors and executive      6,033,969   2,563,235      8,597,204            17.62%
      officers as a group

                                      -8-



-------

(1) Computed on the basis of 48,805,136 shares of common stock outstanding, plus, in case of any person deemed to own shares of common stock as a result of owning options, warrants, or rights to purchase common stock exercisable within 60 days of April 30, 2002.
(2) Includes 250,000 option shares exercisable at $0.50, which lapse April 18, 2004, and 100,000 shares exercisable at $0.50 which lapse May 30, 2004.
(3) The shares listed as beneficially owned by Mr. Odner exclude 625,000 shares held by Crystal Fund Ltd., a Bermuda mutual fund, of which Mr. Odner is a director. Mr. Odner disclaims any beneficial ownership and has represented that he does not take any role in the Crystal Funds investment in the Company
(4) Includes 250,000 option shares exercisable at $0.50 which lapse April 18, 2004 and 100,000 option shares exercisable at $0.50 which lapse May 30, 2004.
(5) Excludes shares and warrants owned by Leon D. Black, Leon D. Black Trust UAD 11/30/92 FBO Alexander Black, Leon D. Black Trust UAD 11/30/92 FBO Benjamin Black, Leon D. Black Trust UAD 11/30/92 FBO Joshua Black and Leon
      D. Black Trust UAD 11/30/92 FBO Victoria Black for which the beneficial owner disclaims beneficial ownership.
(6) Excludes shares and warrants owned by Leon D. Black 1997 Five Year Trust, Leon D. Black Trust UAD 11/30/92 FBO Alexander Black, Leon D. Black Trust UAD 11/30/92 FBO Benjamin Black, Leon D. Black Trust UAD 11/30/92 FBO Joshua Black and Leon D. Black Trust UAD 11/30/92 FBO Victoria Black for which the beneficial owner disclaims beneficial ownership.
(7)   Warrants to purchase 333,823 shares of common stock.
(8) Excludes shares and warrants owned by Leon D. Black 1997 Five Year Trust, Leon D. Black, Leon D. Black Trust UAD 11/30/92 FBO Benjamin Black, Leon
      D. Black Trust UAD 11/30/92 FBO Joshua Black and Leon D. Black Trust UAD 11/30/92 FBO Victoria Black for which the beneficial owner disclaims beneficial ownership.
(9) Excludes shares and warrants owned by Leon D. Black 1997 Five Year Trust, Leon D. Black, Leon D. Black Trust UAD 11/30/92 FBO Alexander Black, Leon
      D. Black Trust UAD 11/30/92 FBO Joshua Black and Leon D. Black Trust UAD 11/30/92 FBO Victoria Black for which the beneficial owner disclaims beneficial ownership.
(10) Excludes shares and warrants owned by Leon D. Black 1997 Five Year Trust, Leon D. Black, Leon D. Black Trust UAD 11/30/92 FBO Alexander Black, Leon
      D. Black Trust UAD 11/30/92 FBO Benjamin Black, Leon D. Black Trust UAD 11/30/92 FBO Victoria Black for which the beneficial owner disclaims beneficial ownership.
(11) Excludes shares and warrants owned by Leon D. Black 1997 Five Year Trust, Leon D. Black, Leon D. Black Trust UAD 11/30/92 FBO Alexander Black, Leon
      D. Black Trust UAD 11/30/92 FBO Benjamin Black and Leon D. Black Trust UAD 11/30/92 FBO Joshua Black for which the beneficial owner disclaims beneficial ownership.




                                   PROPOSAL 2:
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS


           The Board of Directors has selected Goldstein & Morris Certified, Public Accountants P. C. as the Company's independent auditors for the fiscal years ending December 31, 2003. At its board meeting on February 5, 2001, the Board of Directors engaged Goldstein and Morris, Certified Public Accountants, as its independent auditor for its fiscal year ended December 31, 2000. On February 5, 2001, the accounting firm of Daren, Martenfeld, Carr, Testa and Company LLP ("MCTC") was dismissed as the Company's independent auditors as a result of the company's decision to retain a U. S. accounting firm to act as its auditors and discontinue further auditing services by the Canadian accounting firm MCTC. There were no disagreements on matters of accounting principles and practices, financial disclosure, and reportable events between the Company and MCTC. Prior to the foregoing and during the Company's two most recent fiscal years and all subsequent interim periods preceding such dismissal, the reports on the financial statements prepared by MCTC contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Representatives of Goldstein & Morris are expected to be present at the Annual Meeting.


PROPOSAL 2: THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.

DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS

           Rules of the Securities and Exchange Commission require that any proposal by a stockholder must be received by the Company for consideration at the 2003 Annual Meeting of Stockholders no later than April 8, 2004 if any such proposal is to be eligible for inclusion in the Company's Proxy materials for its 2003 Annual Meeting. Under such rules the Company is not required to include stockholder proposals in its proxy materials unless certain other conditions specified in such rules are met.


OTHER MATTERS

           Management of the Company is not aware of any other matters to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting sent to Stockholders and referred to in this proxy.


COMMON STOCK PERFORMANCE

           As part of the executive compensation information presented in the Proxy Statement, the Securities and Exchange Commission requires a five-year comparison of stock performance of the Company with the stock performance of appropriate smaller companies. The company has selected the NASDAQ Composite Index and The Dow Jones U.S. Total Auto Parts Index for stock performance comparison. The chart reflects the NASDAQ and Dow Jones indexes from the period from which the Company's stock commenced trading.


PERFORMANCE GRAPH

           The graph depicted below shows the Company's stock price as an index assuming $100 invested on January 19, 1999, along with the composite prices of companies listed in the NASDAQ Stock Market (U. S.) Index and the S & P Auto Parts & Equipment Index.



             COMPARISON OF THREE YEAR CUMULATIVE TOTAL RETURN AMONG ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC., THE DOW JONES
            US TOTAL AUTO PARTS INDEX AND THE NASDAQ COMPOSITE INDEX







                                need plot points



NOTE:

* $100 invested on 1/1/2000 in company stock or on 1/1/2000 in comparison index including reinvestment of dividends. Fiscal year ending December 31.

The stock Price Performance Graph above shall not be deemed incorporated by reference by a general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this invormation by reference, and shall not otherwise be deemed filed under such Acts.

VOTING PROCEDURE

           Under Florida law, each holder of record is entitled to vote the number of shares owned by the shareholder for any agenda item.

           The Company is not aware of any other agenda item to be added to the agenda, as it has not been informed by any stockholder of any request to do so.

           There are no matters on the agenda that involve rights of appraisal of a stockholder. The Company incorporates by reference all items and matters contained in its Form 10-KSB for the Fiscal Year ended December 31, 2002 as filed with the Securities and Exchange Commission in addition to the Form 10-QSB's and Form 8-K reports as filed with the Commission.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                                /s/ JOHN A. DONOHOE, JR.
                                                    --------------------
                                                    John A. Donohoe, Jr.
                                                    CHAIRMAN OF THE BOARD

Dated:     April 30, 2003
           Telford, Pennsylvania

                     PLEASE RETURN THIS PROXY CARD BY FAX TO
                   (801) 277-3147 OR IN THE ENCLOSED ENVELOPE

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
                                 132 PENN AVENUE
                           TELFORD, PENNSYLVANIA 18969

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints John A. Donohoe, Jr., Robert R. Marino, Nitin Amersey, Barry Gross, David Johnson, Bengt G. Odner and William J. Sifer as proxies each with the power to appoint his substitute and hereby authorizes them to represent and to vote as designated below all shares of common stock of Environmental Solutions Worldwide, Inc. held on record by the undersigned on May 1, 2003 at the Annual Meeting of Stockholders to be held on June 12, 2003 at The Sheraton Bucks County, 400 Oxford Valley Road, Langhorne, PA 19047, or any adjournment thereof.

1. ELECTION OF DIRECTOR NOMINEES: John A. Donohoe, Jr., Robert R. Marino, Nitin Amersey, Barry Gross, David Johnson, Bengt G. Odner and William J. Sifer.

      [   ]  FOR ALL NOMINEES LISTED          [   ]  WITHHOLD AUTHORITY
            (Except as marked to                     (To vote for all nominees
             contrary below)                          listed)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THE NAME IN THE SPACE PROVIDED BELOW)

2. PROPOSAL TO RATIFY THE APPOINTMENT OF GOLDSTEIN & MORRIS, CERTIFIED PUBLIC ACCOUNTANTS, P. C. AS INDEPENDENT ACCOUNTANTS OF THE
      CORPORATION.


                         [ ] FOR      [ ] AGAINST      [ ] ABSTAIN


In their discretion the proxies are authorized to vote upon such other further business as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is provided, this proxy wll be voted FOR Proposals 1 and 2.

Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:                                    , 2003
        ----------------------------------


                              -------------------------
                                    SIGNATURE



                              -------------------------
                              SIGNATURE IF HELD JOINTLY


Please mark, sign, date and return the proxy card promptly.
PLEASE RETURN THIS PROXY CARD BY FAX TO (801) 277-3147 OR IN THE ENCLOSED ENVELOPE.